                                                                    Exhibit 1(b)
                                                                           DRAFT
                                                                         3/28/95
                               $________________

                                 ARISTAR, INC.

                          Medium-Term Notes, Series __


                                AGENCY AGREEMENT



                                               ______________, ____



[Name and Address of Agents]




Ladies and Gentlemen:

                 ARISTAR, INC., a Delaware corporation (the "Company"), confirms its agreement with each of you (individually an "Agent" and collectively the "Agents") with respect to the issue and sale by the Company of up to $__________ aggregate principal amount of its Medium-Term Notes, Series ___ (the "Notes"). The Notes are to be issued from time to time pursuant to an indenture, dated as of _________, 1995 (as it may be supplemented or amended from time to time, the "Indenture"), between the Company and _________________, as trustee (the "Trustee").

                 Subject to the terms and conditions stated herein, and subject to the reservation by the Company of the right to sell Notes directly to investors on its own behalf at any time, to sell Notes through other agents on terms substantially equivalent hereto or to sell Notes to one or more underwriters in accordance with the terms of an underwriting agreement substantially in the form previously filed as an exhibit to the Registration Statement (as hereinafter defined), the Company hereby appoints the Agents the non-exclusive agents of the Company for the purpose of soliciting offers to purchase the Notes from the Company by others. This Agreement shall only apply to sales of the Notes and not to sales of any other securities or evidences of indebtedness and only on the specific terms set forth herein.


                 SECTION 1. Representations and Warranties. (a) The Company represents and warrants to each Agent as of the date hereof, as of the Closing Date hereinafter referred to and as of the times referred to in Section 6(a) and 6(b) hereof (each such time being hereinafter referred to as a "Representation Date"), as follows:

                 (a)  A registration statement on Form S-3 (File No. 33-
) with respect to the Notes has been prepared and filed by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has become effective. The Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). As used in this Agreement, (i) "Preliminary Prospectus" means each prospectus (including all documents incorporated therein by reference) included in such registration statement, and amendments or supplements thereof, before it became effective under the Act, including any prospectus filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations; (ii) "Registration Statement" means such registration statement when it became effective under the Act, and as from time to time amended or supplemented thereafter at the time of effectiveness of such amendment or filing of such supplement with the Commission (including all documents incorporated therein by reference); (iii) "Basic Prospectus" means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement; and (iv) "Prospectus" means the Basic Prospectus, together with any amendments or supplements (including in each case all documents incorporated therein by reference), as filed with, or transmitted by a means reasonably calculated to result in filing with, the Commission pursuant to paragraph (b) of Rule 424 of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of the Prospectus.

                 (b) The Registration Statement did, as of the time it became effective, and will, as of each filing of the Company's most recent annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Prospectus did, as of its issue date, comply as to form in all material respects with the Act, the Exchange Act, the Trust Indenture Act, and the rules and regulations of the Commission under such Acts; the Indenture, including any amendments and supplements thereto, conforms, and will conform, in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the time it became effective, and will not, as of each filing of the Company's most recent annual report pursuant to Section 13(a) or 15(d) of the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus does not and will not as of the applicable Representation Date contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances


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under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Agents specifically for inclusion therein, or to any statements in or omissions from the statement of eligibility and qualification on Form T-l of the Trustee under the Trust Indenture Act. Each Agent hereby confirms that the information as to it contained under "Plan of Distribution" in the Prospectus has been supplied in writing by it to the Company for inclusion therein.

                 (c) Neither the Company nor any of its majority-owned subsidiaries (as defined in Rule 405 of the Rules and Regulations, and hereinafter called "Subsidiaries") is in violation of its corporate charter or by-laws or in default in the observance or performance of any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its Subsidiaries taken as a whole; the execution, delivery and performance of this Agreement, the Indenture and each applicable Purchase Agreement (as defined in Section 11), if any, and compliance by the Company with the provisions of the Notes and the Indenture have been duly authorized by all necessary corporate action and will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default in the observance or performance of, any agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of its Subsidiaries or any order, statute, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties, the effect of which conflict, lien, charge, encumbrance, default or violation would be material to the Company and its Subsidiaries taken as a whole; and except as required by the Act, the Trust Indenture Act, the Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement, each applicable Purchase Agreement, if any, or the Indenture.

                 (d) From the dates as of which information is given in the Registration Statement and the Prospectus, and except as described therein, (i) there has not been any material adverse change in the financial condition or results of operations of the Company and its Subsidiaries taken as a whole and
(ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. There is no financial support agreement between the Company and Great Western Financial Corporation ("Great Western") or any affiliate





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thereof respecting the business relationship between the two parties.

                 (e) To the best knowledge of the Company, Price Waterhouse, whose report appears in the Company's Annual Report on Form 10-K incorporated by reference in the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

                 (f) (i) The Indenture has been duly executed and delivered and validly authorized by the Company and constitutes the legally binding obligation of the Company enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting creditors' rights generally, by general equity principles or by an implied covenant of good faith and fair dealing), (ii) the Notes have been validly authorized for issuance and sale pursuant to this Agreement and, upon execution, authentication, delivery and payment therefor as provided in this Agreement and the Indenture, will be validly issued and outstanding, and will constitute legally binding obligations of the Company enforceable in accordance with their terms (except as enforcement of the Notes may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting creditors' rights generally, by general equity principles or by an implied covenant of good faith and fair dealing) and entitled to the benefits of the Indenture, and (iii) the Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus.

                 (g) The Company has been duly incorporated, is validly existing and is in good standing under the laws of its jurisdiction of incorporation; each of the Subsidiaries has been duly incorporated, is validly existing and is in good standing under the laws of their respective jurisdictions of incorporation (except where the failure to be so incorporated or to be in good standing would not have a material adverse effect on the Company and its Subsidiaries taken as a whole); to the best knowledge of the Company, the Company and each of its Subsidiaries are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership or leasing of property or the conduct of their respective businesses requires such qualification, and have the corporate power and authority necessary to own, lease and operate their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or to have such power and authority would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; and the capital stock of each Subsidiary is owned by the Company, directly or through Subsidiaries, free and clear of any mortgage, pledge, lien, claim or encumbrance.





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                 (h)  Except as described in the Prospectus, there is no
material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which would result in any material adverse change in the financial condition or results of operations of the Company and its Subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement.

                 (i) The financial statements filed as part of the Registration Statement or included or incorporated in any Preliminary Prospectus or the Prospectus present, and will present as of the applicable Representation Date, fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been, and will be as of the applicable Representation Date, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included or incorporated in the Registration Statement present fairly the information required to be stated therein.

                 (j) The documents incorporated by reference into any Preliminary Prospectus or the Prospectus have been, and any documents subsequently incorporated by reference will be, as of the applicable filing date, prepared by the Company in conformity with the applicable requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder; and such documents have been or will be as of the applicable Representation Date timely filed as required thereby.

                 (k) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in the Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such documents, or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act, as the case may be.

                 (l) All of the authorized, issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and non-assessable and is owned, directly or indirectly, by Great Western.

                 (m) The Company and each of its Subsidiaries have all licenses, approvals and consents for the conduct of their respective businesses, the failure of which to have would have a material adverse effect on the business of the Company and the Subsidiaries taken as a whole.





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                 SECTION 2.  Solicitations as Agents.  (a)  On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Agent agrees, as a non-exclusive agent of the Company, to use its best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus. No Agent shall otherwise employ, pay or compensate any other person to solicit offers to purchase the Notes or to perform any of its functions as agent without the prior written consent of the Company, which consent shall not be unreasonably withheld.

                 (b) The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes commencing at any time for a period of time or permanently. Upon receipt of at least one business day's notice from the Company, the Agents will forthwith suspend solicitation of offers to purchase the Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. For the purpose of the foregoing sentence, "business day" shall mean any day which is not a Saturday or Sunday and which in New York City is not a day on which banking institutions are generally authorized or obligated by law to close.

                 (c) Promptly upon the closing of the sale of any Notes sold by the Company as a result of a solicitation made by an Agent, the Company agrees to pay such Agent a commission in accordance with the schedule relating to the Notes set forth in Exhibit A hereto.

                 (d) The Agents are authorized to solicit offers to purchase the Notes only in denominations of $100,000 or any amount in excess thereof which is an integral multiple of $1,000, at a purchase price equal to 100% of the principal amount thereof or such other purchase price as shall be specified by the Company. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Notes received by it as an Agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right, in its discretion reasonably exercised, to reject any offer to purchase the Notes received by it in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

                 (e) Administrative procedures respecting the sale of Notes hereunder shall be agreed upon from time to time by the Agents and the Company (the "Procedures"). The Procedures shall include those procedures for the Notes set forth in Exhibit B hereto. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures.

                 (f) The documents required to be delivered by Section 5 hereof shall be delivered at the offices of Winthrop, Stimson,





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Putnam & Roberts, One Battery Park Plaza, New York, New York 10004, not later than 10:00 A.M., New York City time on the date hereof or at such other date or time as may be mutually agreed upon by the Company and the Agents, which in no event shall be later than the time at which the Agents initially commence solicitations of offers to purchase Notes hereunder (the "Closing Date").


                 SECTION 3. Covenants of the Company. The Company covenants and agrees with the Agents as follows:

                 (a) To furnish promptly to the Agents and to their counsel a signed copy of the Registration Statement as originally filed and each amendment thereto, and a copy of each Prospectus filed with the Commission, including all supplements thereto and all documents incorporated therein by reference and all consents and exhibits filed therewith;

                 (b) To deliver promptly to the Agents such number of the following documents as they may reasonably request: (i) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture, and this Agreement),
(ii) the Preliminary Prospectus, the Basic Prospectus and the Prospectus and any supplement thereto and (iii) any documents incorporated by reference in the Prospectus;

                 (c) If, during any period in which, in the opinion of counsel for the Agents, a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, to immediately notify the Agents to suspend solicitation of purchases of the Notes; and, if an Agent holds Notes which it purchased as principal pursuant to Section 11 hereof, to promptly prepare and file (subject to (e) below) with the Commission an amendment or supplement which will effect such compliance (provided, however, that if such amendment or supplement of the Prospectus shall be filed after the nine-month period commencing on the date on which such Agent purchased such Notes, such Agent shall pay the costs incurred in connection with the preparation of such amendment or supplement); and, if the Company shall decide to amend or supplement the Registration Statement or the Prospectus to enable the Agents to resume soliciting purchases of Notes to promptly advise the Agents by telephone (with confirmation in writing) and as soon as is reasonably practicable, to prepare and file (subject to (e) below) with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance;





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

                 (d) To timely file (subject to (e) below) with the Commission during any period in which, in the opinion of the Agents' counsel, any Prospectus is required by law to be delivered in connection with sales of Notes, all documents (and any amendments to previously filed documents) required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act;

                 (e) Prior to filing with the Commission any (i) amendment or supplement to the Registration Statement, (ii) Prospectus or any amendment or supplement thereto or (iii) document incorporated by reference in any of the foregoing or any amendment of or supplement to any such incorporated document, to furnish a copy thereof to the Agents and counsel for the Agents and to provide the Agents an opportunity to comment thereon;

                 (f) To advise the Agents immediately (i) when any post-effective amendment to the Registration Statement relating to or covering the Notes becomes effective, (ii) of any request or proposed request by the Commission for an amendment or supplement to the Registration Statement, to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to the Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and
(v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus or which requires the making of a change in the Registration Statement or the Prospectus in order to make any statement of a material fact therein not misleading;

                 (g) If the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time;

                 (h) To make generally available to its security holders, in each case as soon as practicable, an earnings statement (in form complying with the provisions of Section 11(a) of the Act and Rule 158 thereunder and which need not be certified by independent certified public accountants unless required by the Act or the Rules and Regulations) covering the period beginning not later than the first day of the fiscal quarter next following each date which (i) under Section 11(a) of the Act and the Rules and Regulations is an "effective date" (as defined in Rule 158) of the Registration Statement for purposes





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of said Section 11(a), and (ii) is not later than the last sale hereunder;

                 (i) Until the later of (i) the expiration or termination of this Agreement and (ii) such time as the Agents may no longer own as principal any of the Notes purchased hereunder, to furnish to the Agents promptly after the time the Company makes the same available to others, copies of all public reports or releases and all reports and financial statements furnished by the Company to any securities exchange pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder; and

                 (j) To endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may reasonably designate, and to maintain such qualifications in effect for as long as may be reasonably required for the distribution of the Notes. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided.


                 SECTION 4.  Payment of Expenses.  (a)  The Company will pay
(i) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection, (ii) the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments, supplements and exhibits thereto, (iii) the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act,
(iv) the costs of distributing the Registration Statement, as originally filed, and each amendment and post- effective amendment thereof (including exhibits), any Preliminary Prospectus, the Basic Prospectus, the Prospectus, any supplement or amendment to the Prospectus and any documents incorporated by reference in any of the foregoing documents, (v) the costs and fees in connection with the listing of the Notes on any securities exchange, (vi) the costs of any filings with the National Association of Securities Dealers, Inc.,
(vii) the fees and disbursements of counsel to the Company, (viii) the fees paid to rating agencies in connection with the rating of the Notes, (ix) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 3(j) hereof and of preparing and printing a Blue Sky Memorandum and a memorandum concerning the legality of the Notes as an investment (including fees and expenses of counsel to the Agents in connection therewith), (x) the costs of typing this Agreement, and (xi) all other costs and expenses incident to the performance of the Company's obligations under this Agreement.





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                 (b)  In addition, the Company shall reimburse the Agents for their reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel to the Agents) incurred hereunder (other than out-of-pocket expenses incurred by an Agent in connection with a purchase of Notes pursuant to Section 11 hereof, which expenses shall be borne by the Agent).


                 SECTION 5. Conditions of Obligations. The obligation of the Agents, as agents of the Company, under this Agreement to solicit offers to purchase the Notes, as well as the obligation of any Agent to purchase Notes pursuant to any Purchase Agreement, is subject to the accuracy in all material respects, on each Representation Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company in all material respects of all covenants and agreements contained herein and to the following additional conditions:

                 (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, nor any order directed to any document incorporated by reference in any Prospectus shall have been initiated or threatened by the Commission.

                 (b) On the Closing Date, the Agents shall have received the opinion, dated as of such date, of Stephen F. Adams, General Counsel and Senior Vice President of the Company, in form and substance reasonably satisfactory to the Agents and their counsel, to the effect that:

                      (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                      (ii) The Company has the corporate power and authority necessary to own, lease and operate its properties and conduct its business as described in the Registration Statement;

                      (iii) To the best of his knowledge, the Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its conduct of business or its ownership or leasing of properties requires such qualification and in which the failure to be so qualified would have a material adverse effect on the Company and its Subsidiaries taken as a whole;

                      (iv) All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and,





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
         except as described in the Registration Statement, all of such capital stock is owned by the Company, directly or through Subsidiaries, free and clear of any mortgage, pledge, lien, claim or encumbrance;

                      (v) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus and the shares of the Company's issued and outstanding common stock, $1.00 par value, set forth therein are owned, directly or indirectly, by Great Western;

                      (vi) Such counsel does not know of any material litigation or any governmental proceeding pending or threatened against the Company or any of its Subsidiaries which (individually or in the aggregate) is or would be required to be disclosed in the Prospectus which is not disclosed;

                      (vii) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which are required to be filed by the Exchange Act or the rules and regulations of the Commission thereunder as exhibits to any document incorporated by reference in the Prospectus, which have not been filed as exhibits to the Registration Statement or to such document, or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act, as the case may be;

                      (viii) To the best of such counsel's knowledge, the Company is not in violation of its corporate charter or by- laws, none of the Subsidiaries are in violation of their corporate charters or by-laws, and neither the Company nor any of its Subsidiaries are in default in the observance or performance of any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its Subsidiaries taken as a whole; and

                      (ix) To the best of his knowledge, the execution, delivery and performance of this Agreement and the applicable Purchase Agreement, if any, and compliance by the Company with the provisions of the Notes and the Indenture will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default in the observance or performance of, any material agreement, indenture or instrument, or result in a violation of the corporate charter or by- laws of the Company or any of its Subsidiaries or any order, statute, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective





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
         properties, the effect of which conflict, lien, charge, encumbrance, default or violation would be material to the Company and its Subsidiaries taken as a whole; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement and the Purchase Agreement, if any, except such as may be required by the Act, the Trust Indenture Act, the Exchange Act and state securities laws.

                 (c) On the Closing Date, the Agents shall have received the opinion, dated as of such date, of Winthrop, Stimson, Putnam & Roberts, counsel to the Company, in form and substance reasonably satisfactory to the Agents and their counsel, to the effect that:

                      (i) This Agreement and the Purchase Agreement, if any, have been duly authorized, executed and delivered by the Company;

                      (ii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting creditors' rights generally, by general equity principles or by an implied covenant of good faith and fair dealing;

                      (iii) The Notes are in a form contemplated by the Indenture and approved by the board of directors of the Company and have been duly authorized by all necessary corporate action and, when executed and authenticated as specified in the Indenture and delivered against payment therefor in accordance with this Agreement and any related Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting creditors' rights generally, by general equity principles or by an implied covenant of good faith and fair dealing;

                      (iv) The Notes and the Indenture conform in all material respects to the statements concerning them in the Registration Statement and the Prospectus;

                      (v) The Indenture is qualified under, and complies as to form in all material respects with, the Trust Indenture Act;

                      (vi) The Registration Statement is effective under the Act; no stop order suspending its effectiveness has been





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
         issued, and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission; and no order directed to any document incorporated by reference in the Prospectus has been issued;

                    (vii) The Registration Statement, as of the time it became effective, and the Prospectus, as of its issue date (except that, in each case, no opinion need be expressed as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein), complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission under said Acts, and the documents incorporated by reference in the Prospectus, when filed with the Commission (except that no opinion need be expressed as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein), complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and (except that no opinion need be expressed as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein) nothing has come to the attention of such counsel to lead them to believe that the Registration Statement, as of the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the Representation Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (d) All corporate proceedings and other legal matters incident to the authorization and validity of this Agreement and any related Purchase Agreements, the Notes, the Indenture, the Registration Statement, the Prospectus and any supplement, amendment or incorporated document, other than financial statements and other financial data, and all other legal matters and transactions contemplated by this Agreement and any related Purchase Agreement shall be reasonably satisfactory in all material respects to Simpson Thacher & Bartlett, counsel to the Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                 (e) (i) Neither the Company nor any of the Subsidiaries shall be in default (nor shall an event have occurred which, with notice or lapse of time, or both, would constitute a default) under any provision of any instrument relating to any outstanding indebtedness of the Company or any of the Subsidiaries (except where such default would not have a material adverse effect on the Company and its Subsidiaries taken as a whole) and (ii) no material amount of the assets of the Company or of the Company and its Subsidiaries taken as a whole shall have been pledged or mortgaged, except as referred to in the Registration Statement and Prospectus, as amended or supplemented.

                 (f) On the Closing Date the Agents shall have received a certificate of the President, the Chief Financial Officer or the Treasurer of the Company to the effect that:

                      i) The representations, warranties and agreements of the Company in Section 1 hereof are true and correct in all material respects as of the Closing Date; the Company has complied in all material respects with all its agreements contained herein and satisfied in all material respects all conditions on its part to be performed and satisfied at or prior to the date of such certificate (except that no certificate need be given in respect of the conditions set forth in Sections 5(d) and 5(g) herein); and the conditions set forth in Section 5(a) hereof which are to be fulfilled at or prior to the date of such certificate have been fulfilled in all material respects; and

                      (ii) He has reviewed the Registration Statement and the Prospectus and, in his opinion, (A) the Registration Statement, as of the time it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
         (B) the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) since the time the Registration Statement became effective there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

                 (g) On the Closing Date the Agents shall have received a letter addressed to them and in form and substance reasonably satisfactory to them in all respects from Price Waterhouse LLP, dated as of such date, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 49 and covering such specified financial statement items and procedures as the Agents may reasonably request.

                 (h) No order suspending the sale of the Notes in any jurisdiction material to the distribution of Notes as contemplated hereby and designated by the Agents pursuant to Section 3(j) hereof shall have been issued or in existence, and no proceeding for that purpose shall have been instituted or, to the knowledge of the Agents or the Company, shall be contemplated.


                 SECTION 6. Additional Covenants of the Company. The Company covenants and agrees that:

                 (a) Each acceptance by it of an offer for the purchase of Notes shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore given to the Agents pursuant hereto are true and correct in all material respects at the time of such acceptance, and an undertaking that such representations and warranties will be true and correct in all material respects at the time of delivery to the purchaser or his agent of the Notes relating to such acceptance as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented to each such time);

                 (b) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates or maturities of the Notes or a change in the principal amount of Notes remaining to be sold or similar changes) or the Company files with the Commission any document incorporated by reference into the Prospectus, the Company shall, concurrently with such amendment, supplement or filing, furnish the Agents with a certificate of the President, the Chief Financial Officer or the Treasurer of the Company in form reasonably satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 5(f) hereof which was last furnished to the Agents are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(f), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate;

                 (c) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates or maturities of the Notes or a change in the principal amount of Notes remaining to be sold or similar changes) or the Company files with the Commission any document incorporated by reference into the Prospectus, the Company shall, concurrently with such amendment, supplement or filing, furnish the Agents and their counsel with the written opinions of Stephen F. Adams and Winthrop, Stimson, Putnam & Roberts, dated the date of delivery thereof, in form reasonably satisfactory to the Agents, of the same tenor as the opinions referred to in Sections 5(b) and 5(c) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such opinions or, in lieu of such opinions, counsel shall furnish the Agents with letters to the effect that they may rely on such prior opinion to the same extent as though it were dated the date of such letters authorizing reliance (except that statements in such last opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letters authorizing reliance); and

                 (d) Each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or the Company files with the Commission any document incorporated by reference into the Prospectus which contains additional financial information, the Company shall cause Price Waterhouse LLP to furnish to the Agents, concurrently with such amendment, supplement or filing, a letter, dated the date of delivery of such letter, in form reasonably satisfactory to the Agents, of the same tenor as the letter referred to in Section 5(g) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Price Waterhouse LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless there is contained therein any other accounting, financial or statistical information that, in the reasonable judgment of the Agents, should be covered by such letter in which event such letter shall also cover such other information.


                 SECTION 7. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless each Agent, each other person, if any, who at the written request of the Agents and with the consent of the Company is participating with such Agent in the distribution of the Notes who is an "underwriter" within the meaning of Section 2(11) of the Act with respect to the distribution of the Notes (the "Participants") and each person, if any, who controls any Agent or any Participant within the meaning of Section 15 of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which such Agent or such Participant or controlling person may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Agent, each Participant and each controlling person for any legal and other expenses reasonably incurred, as incurred, by such Agent or such Participant or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or any Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Agents specifically for inclusion therein; and (ii) that with respect to any Preliminary Prospectus or Prospectus, the foregoing indemnification shall not inure to the benefit of any Agent, any Participant or any person controlling that Agent or Participant on account of any loss, claim, damage, liability or action arising from the sale of Notes to any person, if the Agent or Participant that solicited such sale in fact failed to send or give a copy of the Prospectus provided by the Company in accordance with Section 3(b) hereof (as such Prospectus may then be amended or supplemented, in each case exclusive of the documents incorporated therein by reference) to that person within the time required by the Act; provided, however, that subparagraph (ii) above shall not apply (X) where such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus or Prospectus and such untrue statement, alleged untrue statement, omission or alleged omission was not corrected in the Prospectus (or the amendment or supplement thereto) or (Y) where the failure to deliver such Prospectus (or the amendment or supplement thereto) resulted from noncompliance by the Company with Section 3(b) hereof. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Agent, any Participant or controlling person.

                 (b) Each Agent, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any

Preliminary Prospectus, the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Agent specifically for inclusion therein, and shall reimburse the Company or any such director, officer or controlling person for any legal and other expenses reasonably incurred, as incurred, by the Company or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which any Agent otherwise has to the Company or any of its directors, officers or controlling persons.

                 (c) Promptly after receipt by an indemnified party under this Section of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such claim or action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such claim or action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim or action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Agents, if the indemnified parties under this Section consist of any Agent, any Participant or any of their respective controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company or any of its directors, officers or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in
Section 7(a) and 7(b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such claim or action. The indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment in favor of the plaintiff in any such claim or action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (d) If the indemnification provided for in this Section shall for any reason be unavailable to an indemnified party under Section 7(a) or 7(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agents and the Participants on the other from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Agents and the Participants on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agents and the Participants on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company bear to the total commissions received by the Agents and the Participants with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation (even if the Agents and the Participants were treated as one entity for such purpose) which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this
Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold through such Agent and distributed to the public were offered to the public exceeds the amount of any damages which such Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


                 SECTION 8. Status of Each Agent. In soliciting offers to purchase the Notes from the Company pursuant to this Agreement (other than offers to purchase pursuant to Section 11 hereof), each Agent is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company has been solicited by such Agent and accepted by the Company but such Agent shall have no liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company shall hold the Agents harmless against any loss, claim, or damage arising from or as a result of such default by the Company, and shall pay to the Agents any commission to which they would have been entitled in connection with such sale.


                 SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements of the Company contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of the termination of this Agreement or any investigation made by or on behalf of any Agent or any person controlling such Agent or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.


                 SECTION 10. Termination. This Agreement may be terminated (except with respect to offers to purchase Notes which have been accepted by the Company) for any reason, at any time, by either party hereto upon the giving of one day's written notice of such termination to the other party hereto. The provisions of Sections 3(c), 3(h), 3(i), 3(j), 4, 7, 8, 9, 13 and 14 hereof shall survive any such termination.


                 SECTION 11. Purchases as Principal. From time to time any Agent may agree with the Company to purchase Notes from the Company as principal, in which case such purchase shall be made in accordance with the terms of a separate agreement (a "Purchase Agreement") to be entered into between such Agent and the Company in the form attached hereto as Exhibit C. A Purchase Agreement, to the extent set forth therein, may incorporate by reference specified provisions of this Agreement.


                 SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to them as follows:


notices to the Company shall be directed to it as follows: Aristar, Inc., 9200 Oakdale Avenue, Chatsworth, California 91311 Attention: Bruce F. Antenberg.


                 SECTION 13. Binding Effect; Benefits. This Agreement shall be binding upon each Agent, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the indemnity agreement of the Company contained in Section 7 hereof shall also be deemed to be for the benefit of any Participant and the person or persons, if any, who control any Agent or any Participant within the meaning of Section 15 of the Act, and (b) the indemnity agreement of the Agents contained in Section 7 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.


                 SECTION 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.


                 If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.


                                                   Very truly yours,

                                                   ARISTAR, INC.


                                                   By_________________________
                                                     Title


CONFIRMED AND ACCEPTED,
as of the date first
above written:



By________________________
  Title


By________________________
  Title

                                                                       EXHIBIT A



                                 Aristar, Inc.
                         Medium-Term Notes, Series ____
                              Schedule of Payments


                 The Company agrees to pay each Agent a commission equal to the following percentage of the aggregate dollar equivalent of the principal amount of Notes:


         Term                               Commission Rate
         ----                               ---------------



                                                                       EXHIBIT B



                           Administrative Procedures

                                                                       EXHIBIT C



                               PURCHASE AGREEMENT



                                              __________, ___


Aristar, Inc.
9200 Oakdale Avenue
Chatsworth, California  91311

Attention:  Senior Vice President - Finance


                 The undersigned agrees to purchase the following principal amount of the Notes described in the Agency Agreement dated __________, ____ (as it may be supplemented or amended from time to time, the "Agency Agreement"):

                 Principal Amount:                 $______________________

                 Maturity Date:                    _______________________
                 Interest Rate:                    ___%
                 Discount:                         ___% of Principal Amount
                 Aggregate price to be
                   paid to Company
                   (in immediately
                   available funds):               $______________________
                 Settlement Date:                  _______________________
                 Other Terms:                      _______________________

Unless otherwise defined herein, terms used in this Purchase Agreement with initial capital letters which are defined in the Agency Agreement are used herein as so defined.

                 Our obligation to purchase Notes hereunder is subject to the continued accuracy in all material respects of your representations and warranties contained in the Agency Agreement and to your performance and observance in all material respects of all applicable covenants and agreements contained therein, including, without limitation, your obligations pursuant to
Section 7 thereof. Our obligation hereunder is subject to the further conditions that (i) we shall receive (a) the opinions required to be delivered pursuant to Section 5(b) and 5(c) of the Agency Agreement, (b) the certificate required to be delivered pursuant to Section 5(f) thereof, and (c) the letter of Price Waterhouse LLP required to be delivered pursuant to Section 5(g) thereof, in each case dated as of the above Settlement Date, and (ii) between the date hereof and the Settlement Date, none of the following events shall have occurred: (a) trading in securities generally on the New York Stock Exchange is suspended or minimum prices are established on that Exchange, or (b) a banking moratorium is declared by either Federal or New York State authorities, or (c) the United States is or becomes engaged in hostilities which have resulted in the declaration of a national emergency, or (d) the rating of any of the Company's debt securities shall have been lowered by Standard & Poor's Corporation or Moody's Investors Services, Inc. or either of such rating agencies shall have publicly announced that it has placed any of the Company's debt securities on what is commonly termed a "watch list" for possible downgrading, or (e) any material adverse change in the financial condition or results of operations of the Company and its Subsidiaries taken as a whole. In the event our obligations hereunder are terminated because of any of the foregoing, no party shall have any liability hereunder to the other party hereto, except as provided in Sections 4, 7 and 13 of the Agency Agreement. You agree that we may select Participants to participate in the distribution of the Notes which are the subject of this Purchase Agreement without your consent and without giving you prior notice thereof.

                 In further consideration of our agreement hereunder, you agree that between the date hereof and the above Settlement Date, without our prior written consent, you will not offer or sell, or enter into any agreement to sell, any debt securities of the Company, other than borrowings under your revolving credit agreements and lines of credit, the private placement of securities, issuances of your commercial paper and borrowings from Great Western Financial Corporation or any affiliate thereof.

          This Agreement shall be governed by and construed in accordance with the laws of New York.


                                                         _______________________


                                                         By_____________________
                                                           Title:


                                                         _______________________


                                                         By_____________________
                                                           Title:

Accepted: ____________

ARISTAR, INC.


By_____________________
  Title:





                                      -3-